UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd, Hauppuage, NY 11788

(Address of principal executive offices) (Zip code)

Emile Molineaux, Secretary

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

March 31

Date of reporting period:

March 31, 2008

This report on Form N-CSR relates solely to the Registrant's Roanoke Small- Cap Growth Fund

Item 1.  Reports to Stockholders.

ROANOKE SMALL-CAP GROWTH FUND

CLASS R SHARES

CLASS I SHARES

ANNUAL REPORT

MARCH 31, 2008

1-877-824-3406

www.roanokesmallcapfund.com

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Roanoke Small-Cap Growth Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Roanoke Small-Cap Growth Fund

Letter to Shareholders

May 16, 2008

Performance Review

Against the backdrop of one of the most challenging market environments in years, the Roanoke Small-Cap Growth Fund underperformed its benchmark for the twelve months ending March 31st, 2008, falling 9.9% versus an 8.9% decline in the Russell 2000 Growth Index. The Fund gave up ground during the fourth quarter after having outperformed the Index through the first nine months of the year.

Returns were aided on an absolute basis during the year by positions in healthcare and energy while our positions in consumer discretionary and technology hurt results. On a 3- and 5-year basis, the Fund generated a 4.8% and 14.0% compound annual return versus a 5.7% and 14.2% advance for the Russell 2000 Growth Index.

Your largest positions are in companies that we believe will sustain above-average earnings growth in the years ahead and include:

Hexcel is a leading manufacturer of composite materials for use in aviation and wind energy applications. The company is operating in a capacity constrained environment in which, we believe, end-user demand will remain strong for at least the next five years. Composite materials are here to stay due to their low weight and high tensile characteristics so we think this is a company capable of sustaining above-average earnings growth.

O2 Micro is a well-run, fabless semiconductor company that designs, develops and markets semiconductors for power management and security applications. The company had been embroiled in patent litigation which depressed reported results (due to legal expenses) and obscured strong growth in the business. Recently, this litigation was resolved with the company emerging victorious and, we believe, as a result, investors will focus on management’s consistent execution and large market opportunity.

Tesco Corporation is an oil service company with an important technology edge through its proprietary casing services business. The company’s casing services technology enables drillers to drill and set drill pipe simultaneously which prevents cave-ins of the bore-hole, among other benefits. The return on investment of this technology is high, suggesting to us the potential for broad-based adoption. We also think that the company would make an excellent addition to any one of the major oil service firms such as Schlumberger, who could leverage the technology more quickly over a broader relationship base.

Healthextras is a pharmacy benefit management company based in Rockville, Maryland that has developed expert systems which enable pharmacies to access patient information quickly and efficiently and for plan sponsors to manage their benefit programs. The Company generated sales of $43 million in 2000 and this year we expect revenues to exceed $2.5 billion. Earnings are expected to grow well over 20% in both 2008 and 2009 and the valuation does not, in our view, reflect such strong and stable growth characteristics.

Lastly, XTO Energy is a legacy holding that continues to perform. It’s a source of cash due to its larger-than-benchmark market capitalization but still has great growth prospects and good performance potential even at the current price of $68--- (your cost basis is $1.35!, underscoring the wisdom of our long-term investment orientation).

Manager’s Discussion and Outlook

The year began on a positive note with the market recovering from early signs of tumult in the credit markets to focus on the potentially positive impact of continued monetary policy easing and prospects for sustained, moderate economic growth. As reported in our six month letter, the fund rose over 8% during the first half.

By October, however, the storm brewing around these esoteric financial instruments that even their creators poorly understood had undermined confidence not only in the banks themselves but also called into question the stability of the entire financial system. Risk aversion rose steadily throughout the second half and spiked in the fourth quarter as indications of economic malaise in the real economy appeared. Job and wage growth, pillars of the economic expansion that began in 2001, rolled over with negative implications for a consumer already extended by years of gorging on home equity cash-outs and other easy money sources.

It now appears that the broader economy may experience one or two quarters of negative growth before the effects of stimulative fiscal and monetary policy and of stabilization in the financial sector spur renewed expansion.

Whether the U.S. economy officially experiences a period of recession or simply very slow growth, it is clear to us that this downshift in economic activity has the potential to negatively impact corporate profits during 2008.  Despite this, bottom-up estimates for the broader market have only begun to come down with most of the adjustment thus far confined to the first and second quarters. Indeed, from a bottom-up standpoint, analysts still expect close to double-digit earnings growth in 2008, representing a significant variance from the top-down viewpoint. On a sector basis, projected earnings gains range from 4% for the materials group to a whopping 24% for information technology.

Many technology companies benefit from large footprints outside of the United States and are likely to enjoy steady growth in markets de-coupled from our domestic problems. However, these firms also have significant exposure to the financials, historically a major buyer of technology products and services.

Given this murkiness with a modest negative near-term bias, we think that selectivity is particularly important. While virtually no company is immune from broader macro-economic trends, there remain great growth companies that will continue to drive solid sales and earnings gains through this tough period.

Performance assumes reinvestment of all distributions. Investment return and principal value of this fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. Performance figures are for the I class of shares and are net of a maximum 1.00% expense ratio. The Fund also offers Class R shares that have different expense levels, which may affect performance.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please review the Fund's prospectus for more detail.  A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-877-824-3406.

An investor should consider the Fund's investment objective, risks, charges, and expenses carefully before investing. This and other information about the Fund is contained in the Fund's prospectus, which can be obtained by calling 1-877-824-3406. Please read the prospectus carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

0575-NLD-6/2/2008

Roanoke Small-Cap Growth Fund

PERFORMANCE OF A $10,000 INVESTMENT

Annualized Total Returns as of March 31, 2008

	One Year	Five Year	Ten Year
Roanoke Small-Cap Growth - Class R	(9.80)%	13.53%	9.19%
Russell 2000 Growth Index	(8.94)%	14.24%	1.75%

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.  Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.

Portfolio Holdings by Industry As of March 31, 2008	% of Net Assets		% of Net Assets
Common Stocks	99.45	Communications Software	2.57
Oil & Gas	13.19	Engineering & Construction	2.23
Healthcare Devices	10.56	Insurance	1.84
Semiconductors	9.80	Retail- Sporting Goods	1.81
Commercial Services	9.76	Telecommunications	1.57
Pharmaceuticals	7.77	Apparel	1.20
Entertainment Software	5.92	Computers	1.01
Healthcare Services	5.26	Application Software	0.93
Electronics	4.80	Energy	0.90
Miscellaneous Manufacturing	4.39	Building Materials	0.88
Retail- Apparel	4.28	Short-Term Investments	0.91
Internet	3.26	Liabilities in Excess of Other Assets	(0.36)
Transactional Software	2.90	Total Net Assets	100.00
Medical Information Systems	2.62

Roanoke Small-Cap Growth Fund

Schedule of Investments
March 31, 2008
	Shares	Market Value

COMMON STOCK - 99.45%
Apparel - 1.20%
Crocs, Inc.*	13,000	$ 227,110

Application Software - 0.93%
Verint Systems, Inc.*	10,900	175,817

Building Materials - 0.88%
LSI Industries, Inc.	12,500	165,125

Commercial Services - 9.76%
Geo Group, Inc.*	27,900	793,476
Heartland Payment Systems, Inc.	24,300	559,143
Parexel International Corp.*	18,800	490,680
		1,843,299
Communications Software - 2.57%
Avid Technology, Inc.*	8,500	206,890
Captaris, Inc.*	63,100	278,902
		485,792
Computers - 1.01%
Rainmaker Systems, Inc.*	58,700	190,775

Electronics - 4.80%
Daktronics, Inc.	27,000	483,570
Orbotech, Ltd.*	23,100	423,654
		907,224
Energy - 0.90%
Environmental Power Corp.*	41,150	170,772

Engineering & Construction - 2.23%
Perini Corp.*	11,633	421,464

Entertainment Software - 5.92%
Activision, Inc.*	23,400	639,054
THQ, Inc.*	22,000	479,600
		1,118,654
The accompanying notes are an integral part to financial statements.

Roanoke Small-Cap Growth Fund

Schedule of Investments (Continued)
March 31, 2008
	Shares	Market Value

Healthcare Devices - 10.56%
Gen-Probe, Inc.*	8,800	$ 424,160
Nuvasive, Inc.*	13,000	448,630
Orthofix International NV*	14,400	572,688
PSS World Medical, Inc.*	33,000	549,780
		1,995,258
Healthcare Services - 5.26%
Healthways, Inc.*	14,000	494,760
Matria Healthcare, Inc.*	22,400	499,520
		994,280
Insurance - 1.84%
Brown & Brown, Inc.	20,000	347,600

Internet - 3.26%
Trizetto Group, Inc.*	36,900	615,861

Medical Information System - 2.62%
Phase Forward, Inc.*	29,000	495,320

Miscellaneous Manufacturing - 4.39%
Hexcel Corp.*	43,400	829,374

Oil & Gas - 13.19%
Newfield Exploration Co.*	11,250	594,562
Tesco Corp.*	30,500	730,475
XTO Energy, Inc.	18,873	1,167,484
		2,492,521
Pharmaceuticals - 7.77%
BioScrip, Inc.*	112,500	760,500
Healthextras, Inc.*	28,500	707,940
		1,468,440
Retail - Apparel - 4.28%
J Crew Group, Inc.*	18,300	808,311

The accompanying notes are an integral part to financial statements.

Roanoke Small-Cap Growth Fund

Schedule of Investments (Continued)
March 31, 2008
	Shares	Market Value

Retail - Sporting Goods - 1.81%
Zumiez, Inc.*	21,800	$ 342,042

Semiconductors - 9.80%
ATMI, Inc.*	23,800	662,354
AXT, Inc.*	37,000	176,490
Bookham, Inc.*	75,440	103,353
Mattson Technology, Inc.*	56,500	344,085
O2Micro International Ltd.- ADR*	73,200	565,836
		1,852,118
Telecommunication - 1.57%
Globecomm Systems, Inc.*	34,000	295,800

Transactional Software - 2.90%
Bottomline Technologies, Inc.*	43,500	548,100

TOTAL COMMON STOCK
(Cost - $15,410,934)		18,791,057

SHORT TERM INVESTMENTS - 0.91%
Bank of New York Hamiltion Fund- Premier Class, 2.91%+	171,515	171,515
TOTAL SHORT TERM INVESTMENTS
(Cost - $171,515)		171,515

Total Investments - 100.36%
(Cost - $15,582,449)		18,962,572
Liabilities in excess of other assets - (0.36)%		(67,474)
NET ASSETS - 100.00%		$ 18,895,098
___________
*Non-income producing security
+Reflects yield at March 31, 2008
ADR- American Depositary Receipt

The accompanying notes are an integral part to financial statements.

Roanoke Small-Cap Growth Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments in Securities at Market Value (identified cost $15,582,449)	$ 18,962,572
Dividends and Interest Receivable	3,403
Receivable for Fund Shares Sold	13,575
Due from Advisor	4,079
Prepaid Expenses and Other Assets	13,306
Total Assets	18,996,935

Liabilities:
Payable for Fund Shares Redeemed	66,574
Accrued Distribution Fees	3,060
Accrued Administration Fees	3,333
Accrued Fund Accounting Fees	2,033
Accrued Transfer Agency Fees	2,956
Accrued Custody Fees	4,277
Other Accrued Expenses and Liabilities	19,604
Total Liabilities	101,837

Net Assets	$ 18,895,098

Composition of Net Assets:
At March 31, 2008, Net Assets consisted of:
Paid-in-Capital	$ 28,259,700
Accumulated Net Realized Loss From Security Transactions	(12,744,725)
Net Unrealized Appreciation on Investments	3,380,123
Net Assets	$ 18,895,098

Net Asset Value Per Share
Class R Shares:
Net Assets	$ 14,047,287
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	346,728
Net Asset Value; Offering and Redemption Price per Share*	$ 40.51

Class I Shares:
Net Assets	$ 4,847,811
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	188,184
Net Asset Value; Offering and Redemption Price per Share*	$ 25.76
__________
*The Fund may charge a 2.00% fee on redemptions of shares held for 15 days or less

The accompanying notes are an integral part to financial statements.

Roanoke Small-Cap Growth Fund

Statement of Operations
For the Year Ended March 31, 2008

Investment Income:
Dividend Income	$ 29,594
Interest Income	10,137
Total Investment Income	39,731

Expenses (Note 2):
Investment Advisory Fees [8/1/07-3/31/08] (Note 3)	161,806
Comprehensive Management Fee [4/1/07-7/31/07] (Note 3)
Class R	105,067
Class I	28,649
Distribution Fees (Class R)	51,588
Transfer Agent Fees	34,272
Administration Fees	26,666
Fund Accounting Fees	18,406
Registration & Filing Fees	15,967
Audit Fees	15,516
Printing Expense	13,317
Chief Compliance Officer Fees	8,303
Legal Fees	5,905
Custody Fees	4,277
Trustees' Fees	3,443
Insurance Expense	1,889
Miscellaneous Expenses	2,071
Total Expenses	497,142
Less: Expenses Reimbursed by Adviser (Note 3)	(112,353)
Net Expenses	384,789
Net Investment Loss	(345,058)

Net Realized and Unrealized Loss on Investments:
Net Realized Gain on Investments	4,506,025
Net Change in Unrealized Depreciation on Investments	(5,436,876)
Net Realized and Unrealized Loss on Investments	(930,851)

Net Decrease in Net Assets Resulting From Operations	$ (1,275,909)

The accompanying notes are an integral part to financial statements.

Roanoke Small-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007

Operations:
Net Investment Loss	$ (345,058)	$ (524,061)
Net Realized Gain on Investments	4,506,025	4,646,035
Net Change in Unrealized Depreciation
on Investments	(5,436,876)	(5,627,408)
Net Decrease in Net Assets
Resulting From Operations	(1,275,909)	(1,505,434)

Capital Share Transactions (Note 5):
Proceeds from Shares Issued	1,757,777	6,010,506
Cost of Shares Redeemed (net of $43 redemption fees)	(17,169,456)	(19,956,051)
Total Capital Share Transactions	(15,411,679)	(13,945,545)

Total Decrease in Net Assets	(16,687,588)	(15,450,979)

Net Assets:
Beginning of Year	35,582,686	51,033,665
End of Year	$ 18,895,098	$ 35,582,686

*Includes Undistributed Net Investment Income of:	$ -	$ -

The accompanying notes are an integral part to financial statements.

Roanoke Small-Cap Growth Fund

Financial Highlights
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

	Class R
	Year	Year	Year	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,	May 31,	May 31,
	2008	2007	2006	2005*	2004	2003

Net Asset Value, Beginning of Period	$ 44.91	$ 45.57	$ 35.58	$ 34.45	$ 26.46	$ 30.85
Income from operations:
Net investment loss	(0.66)	(0.62)	(0.59)	(0.53)	(0.51)	(0.37)
Net gain (loss) from securities
(both realized and unrealized)	(3.74)	(0.04)	10.58	1.66	8.50	(4.02)
Total from operations	(4.40)	(0.66)	9.99	1.13	7.99	(4.39)
Net Asset Value, End of Period	$ 40.51	$ 44.91	$ 45.57	$ 35.58	$ 34.45	$ 26.46

Total Return (b)	(9.80)%	(1.45)%	28.08%	3.28%	30.20%	(14.23)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 14,047	$ 25,833	$ 32,129	$ 32,770	$ 47,449	$ 39,980
Ratio of expenses to
average net assets,
before reimbursement (c)	1.92%	1.56%	1.55%	1.55%	1.55%	1.55%
net of reimbursement (c)	1.55%	1.56%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment loss to
average net assets (c)	(1.39)%	(1.48)%	(1.49)%	(1.49)%	(1.50)%	(1.47)%
Portfolio turnover rate	25%	17%	15%	10%	24%	14%

__________
*For the period from June 1, 2004 to March 31, 2005.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part to financial statements.

Roanoke Small-Cap Growth Fund

Financial Highlights
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

	Class I
	Year	Year	Year	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,	May 31,	May 31,
	2008	2007	2006	2005*	2004	2003

Net Asset Value, Beginning of Period	$ 28.59	$ 28.84	$ 22.40	$ 21.62	$ 16.51	$ 19.14
Income from operations:
Net investment loss	(0.25)	(0.25)	(0.24)	(0.24)	(0.20)	(0.13)
Net gain (loss) from securities
(both realized and unrealized)	(2.58)	-	6.68	1.02	5.31	(2.50)
Total from operations	(2.83)	(0.25)	6.44	0.78	5.11	(2.63)
Net Asset Value, End of Period	$ 25.76	$ 28.59	$ 28.84	$ 22.40	$ 21.62	$ 16.51

Total Return (b)	(9.90)%	(0.87)%	28.75%	3.61%	30.95%	(13.74)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,848	$ 9,750	$ 18,905	$ 16,743	$ 20,960	$ 15,416
Ratio of expenses to
average net assets,
before reimbursement (c)	1.52%	1.01%	1.00%	1.00%	1.00%	1.00%
net of reimbursement (c)	1.00%	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to
average net assets (c)	(0.85)%	(0.93)%	(0.94)%	(0.93)%	(0.95)%	(0.92)%
Portfolio turnover rate	25%	17%	15%	10%	24%	14%

__________
*For the period from June 1, 2004 to March 31, 2005.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part to financial statements.

Roanoke Small-Cap Growth Fund

Notes to Financial Statements

March 31, 2008

1.

ORGANIZATION

Roanoke Small-Cap Growth Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund was organized on March 30, 2007 to acquire all the assets of the Hallmark Small-Cap Growth Fund, a series of Hallmark Equity Series Trust, a Delaware statutory trust (the “Predecessor Fund”), in a tax-free reorganization, effective August 1, 2007 (the “Reorganization”).  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund has a primary investment objective of capital appreciation through investment in a portfolio of primarily small capitalization companies.  The Fund issues two classes of shares designated as Class R and Class I. Each class represents an interest in the same assets of the Fund with the only difference being that Class R shares are subject to an ongoing distribution charge of 0.25%.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange trades options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Effective August 1, 2007, the Fund began accruing for all operating expenses.  Prior to such time, the Predecessor Fund’s investment adviser was responsible for payment of such expenses for which it received a comprehensive management fee.  Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Effective September 30, 2007, the Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  Management reviewed the tax positions in open tax years 2005 through 2008 and determined that the implementation of FIN 48 had no impact on the Fund’s net assets or results of operations.  As of and during the period ended March 31, 2008, the Fund did not have a liability for unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Concentration of Risk – Small capitalization (“small-cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small-cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Accounting Pronouncements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of March 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), effective August 1, 2007, investment advisory services are provided to the Fund by Roanoke Asset Management Corp. (the “Adviser”).

Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the period August 1, 2007 through March 31, 2008, the Adviser earned $161,806 in advisory fees.  Prior to August 1, 2007, Reserve Management Co., Inc. (“RMCI”) served as the Predecessor Fund’s investment adviser.  RMCI was responsible for paying all operating and other expenses of the Predecessor Fund, exclusive of interest charges, taxes, brokerage fees and commissions and extraordinary expenses.  For its services as investment adviser, RMCI received a comprehensive management fee based on each class’ average net assets and calculated at an annual rate of 1.30% for Class R and 1.00% for Class I.  For the period from April 1, 2007, through July 31, 2007, RMCI earned a comprehensive management fee of $105,067 and $28,649 from Class R and Class I, respectively.

Roanoke Asset Management Corp. served as the sub-adviser to the Predecessor Fund.  Under the general supervision of RMCI, Roanoke was responsible for the day-to-day investment decisions.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2010, to ensure that the Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred load, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary costs such as litigation) will not exceed 1.00% for Class I shares and 1.55% for Class R shares.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended March 31, 2008, the Adviser waived fees and reimbursed expenses of $112,353, all of which is subject to recapture by the Adviser through March 31, 2011.

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for fund accounting services include fees and out-of-pocket expenses. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for the above mentioned services provided by GFS for the year ended March 31, 2008 are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with The Bank of New York, GFS provides custody administration services to the Fund for which it receives a monthly fee paid from the Fund based on the following annual basis points:

 ¾ of one basis point or 0.0075% per annum on the first $100 million market value

 ½ of one basis point or 0.005% per annum on the next $400 million in market value

 ¾ of one basis point or 0.0075% per annum on market value in excess of $500 million

The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS did not collect any fees during the fiscal year ended March 31, 2008.  The custody fees listed in the Statement of Operations would include any fees paid to GFS pursuant to the Custody Agreement.

A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) (formerly Fund Compliance Services, LLC), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $10,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended March 31, 2008, the Fund incurred expenses of $8,303 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended March 31, 2008, GemCom received $6,147 for providing such services.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”) (formerly Aquarius Fund Distributors, LLC), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets attributable to Class R shares of the Fund for such distribution and shareholder service activities.  For the year ended March 31, 2008, the Fund incurred distribution fees of $51,588.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a per meeting fee of $150. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2008, amounted to $6,427,204 and $20,378,116, respectively.  The cost basis of securities for federal income tax purposes was $15,582,449.  Gross unrealized appreciation and depreciation on investments as of March 31, 2008 aggregated $5,473,219 and $2,093,096, respectively.

5.

CAPITAL SHARE TRANSACTIONS

The following is a summary of shareholders transactions for each class:

Class R Shares:	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars

Shares sold	17,502	$ 825,398	97,833	$ 4,278,995
Shares redeemed (net of $43
redemption fees)	(245,927)	(11,525,400)	(227,768)	(9,566,789)
Net decrease	(228,425)	$ (10,700,002)	(129,935)	$(5,287,794)

Class I Shares:	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars

Shares sold	32,588	$ 932,379	64,932	$ 1,731,511
Shares redeemed	(185,478)	(5,644,056)	(379,292)	(10,389,262)
Net decrease	(152,890)	$ (4,711,677)	(314,360)	$ (8,657,751)

6.

TAX INFORMATION

In accordance with industry practice, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2008, the Fund recorded permanent book/tax differences of $345,058 from undistributed net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

At March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Post October Losses	Unrealized Appreciation
$ ―	$(12,623,709)	$(121,016)	$3,380,123

Capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $121,016 of such capital losses.

At March 31, 2008, the Fund had capital loss carry forwards as follows:

Expires	Amount
3/31/2010	$ 624,773
3/31/2011	9,361,824
3/31/2012	1,873,061
3/31/2013	764,051
Total	$12,623,709

For the years ended March 31, 2008 and March 31, 2007, the Fund did not declare any dividends.

7.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of March 31, 2008, Charles Schwab & Co., Inc. held approximately 34% and 31% of the voting securities of Class R and Class I shares, respectively, for the benefit of others.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Roanoke Small-Cap Growth Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roanoke Small-Cap Growth Fund (the “Fund”), a series of the Northern Lights Fund Trust (formerly Hallmark Small-Cap Growth Fund, a series of the Hallmark Equity Series Trust), as of March 31, 2008, and the related statement of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights and financial statements for the periods indicated prior to March 31, 2008 were audited by other auditors, who expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Roanoke Small-Cap Growth Fund as of March 31, 2008 and the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 27, 2008

Roanoke Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Unaudited)

March 31, 2008

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merrill Bryan (63)*** Trustee Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation Other Directorships: AdvisorOne Funds (5 portfolios).	30

Anthony J. Hertl (58)

Trustee

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller.  Mr. Hertl is also a Certified Public Accountant.

Other Directorships: AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc.; Greenwich Advisors Trust.

30
Gary W. Lanzen (54) Trustee President, Orizon Investment Counsel, LLC; Founding Partner, Orizon Group, Inc. (a financial services company) Other Directorships: AdvisorOne Funds (5 portfolios).	30
Mark H. Taylor (44) Trustee Professor (John P. Begley Endowed Chair in Accounting), Creighton University since 2002 Other Directorships: Lifetime Achievement Mutual Fund (Audit Committee Chairman)	30

Roanoke Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

March 31, 2008

Interested Trustees and Officers
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
Michael Miola** (55) Trustee Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Northern Lights Compliance Services, LLC, Northern Lights Distributors, LLC; Director of Constellation Trust Company Other Directorships: AdvisorOne Funds (5 portfolios); Constellation Trust Co.	30

Andrew Rogers (39)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since March 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Manager, Northern Lights Compliance Services, LLC (since March 2006); Manager (since March 2006) and President (since 2004), GemCom LLC.

N/A

Emile R. Molineaux (46)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President,  Northern Lights Compliance Services, LLC (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

N/A

Kevin E. Wolf (38)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

N/A

Lynn Bowley (49)

Chief Compliance Officer since June 2007

Compliance Officer of Northern Lights Compliance Services, LLC (2006 - Present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006);

N/A

 * The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) , Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Roanoke Small-Cap Growth Fund

Shareholder Expenses (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)	Expenses Paid During the Period (10/1/07 to 3/31/08)
Actual
Class R	$1,000.00	$ 830.98	$7.10
Class I	$1,000.00	$ 833.39	$4.58
Hypothetical (5% return before expenses)
Class R	$1,000.00	$1,017.25	$7.82
Class I	$1,000.00	$1,020.00	$5.05

 *Expenses Paid During Period are equal to Class R and Class I annualized expense ratios of 1.55%  and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 183 days, and divided by 366 (to reflect the number of days in the period).

ROANOKE SMALL-CAP GROWTH FUND

Adviser	Roanoke Asset Management Corp. 529 Fifth Avenue New York, NY 10017
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York One Wall Street New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, as well as a description of the policies and procedures that the Fund use to determine how to vote proxies, is available without charge, upon request, by calling 1-877-824-3406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.   The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-824-3406.

Roanoke Small-Cap Growth Fund

4020 South 147th St. • Suite 2 • Omaha, NE 68137

1-877-824-3406

Item 2. Code of Ethics.

(a)

As of the end of the period, March 31, 2008,the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$        0

FY 2008

$1 4 , 0 00

(b)

Audit-Related Fees

FY 2007

$       0

FY 2008

$       0

Nature of the fees:

(c)

Tax Fees

FY 2007

$       0

FY 2008

$ 2 , 000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2007

$         0

$         0

FY 2008

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2008 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2007

$       0

   N/A

FY 2008

$ 2 , 0 00

  N/A

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2008.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew Rogers, President

Date

6/9/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew Rogers, President

Date

6/9/08

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/9/08